Net (Loss) / Income Per Share (Tables)	6 Months Ended
Jun. 30, 2021
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted

Diluted net (loss) / income per share is calculated by dividing the reported net (loss) / income for the applicable period by the weighted-average number of shares of common stock outstanding during the applicable period, as adjusted to give effect to the exercise or conversion of all potentially dilutive securities outstanding at the end of the applicable period.

	June 30, 2021	June 30, 2020
Revenue	$32,514,358	$25,099,382
Loss from continuing operations	$(2,229,564)	(1,262,406)
Net income (loss)	$1,449,762	(3,992,426)
Net Income (loss) Attributed to Shareholders	$1,155,457	(3,754,996)
Net income (loss) per share – basic	$0.20	$(.55)
Net income (loss) per share – diluted	$0.15	$(.55)
Weighted average number of shares outstanding – basic	7,408,921	7,469,951
Weighted average number of shares outstanding – diluted	7,871,453	7,469,951